UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

AMESITE INC.

(Name of registrant in its charter)

Delaware	000-55804	82-1433756
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

205 East Washington Street, Suite B

Ann Arbor, MI 48104

(Address of principal executive offices)

(650) 516-7633

(Registrant’s telephone number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 21, 2019, Amesite Inc. (the “Company”), on August 15, 2019, entered into subscription agreements (the “Subscription Agreements”) and registration rights agreements (the “Registration Rights Agreements”) with certain accredited investors (the “Investors”) in connection with the sale of an aggregate of 1,000,000 shares of its common stock, par value $0.0001 per share (“Common Stock”), for gross proceeds of $2,000,000, before deducting placement agent and other offering expenses in connection with the closing of a private placement offering.

Also as previously reported on a Current Report on Form 8-K filed with the SEC on October 2, 2019, the Company, on September 26, 2019,  consummated an additional closing and entered into Subscription Agreements and Registration Rights Agreements with additional accredited investors, pursuant to which the Company sold an aggregate of 242,485 shares of Common Stock for gross proceeds of $484,970, before deducting placement agent and other offering expenses in connection with the closing of a private placement offering.

On October 31, 2019, the Company consummated an additional closing and entered into Subscription Agreements and Registration Rights Agreements with additional accredited investors, pursuant to which the Company sold an aggregate of 230,250 shares (the “Shares”) of Common Stock for gross proceeds of $460,500, before deducting placement agent and other offering expenses in connection with the closing of a private placement offering.

The Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) thereunder.

The full text and form of the Subscription Agreements and Registration Rights Agreements, which were filed as exhibits to the Company's Current Report on Form 8-K filed with the SEC on August 21, 2019, are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: November 6, 2019	By:	/s/ Ann Marie Sastry
Ann Marie Sastry, Ph.D Chief Executive Officer

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